Exhibit 99.2

August 14th, 2006 Second Quarter Results Rockwood Specialties/NYA102428p1.ppt 8/12/2006 4:48 PM (1)

Forward Looking Statements This conference call may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. “Forward-looking statements” consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the “Risk Factors” described in its Form 10-K on file with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Where to Find Materials/Archives A replay of the conference call will be available through August 21, 2006 at (800) 475-6701 in the U.S., access code: 837247, and internationally at (320) 365-3844, access code: 837247. The webcast and the materials will also be archived on our website at www.rocksp.com or www.rockwoodspecialties.com and are accessible by clicking on “Company News.”

Agenda Yr 2006 Second Quarter and First Half Highlights Yr 2006 Second Quarter and First Half Results Financial Summary Appendices

Yr 2006 Second Quarter and First Half Highlights

Yr 2006 Second Quarter and First Half Summary (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Excluding the impact of foreign exchange. See Appendices (c) For the second quarter, Yr 2006 based on share count of 75,111. Yr 2005 based on share count of 52,732. For the first half, Yr 2006 based on share count of 75,041; Yr 2005 based on share count of 52,657. 2nd Quarter First Half FX Adj. FX Adj. ($M) Yr 2006 Yr 2005 Change Change (b) Yr 2006 Yr 2005 Change Change (b) Sales 855.8 $ 817.4 $ 4.7% 4.8% 1,668.4 $ 1,587.1 $ 5.1% 8.1% Adjusted EBITDA (a) 166.2 160.5 3.6% 3.7% 314.9 293.7 7.2% 10.5% Net Income 37.1 88.6 NA NA 77.1 126.9 NA NA EPS (Diluted) (c) 0.49 1.68 NA NA 1.03 2.41 NA NA

Second Quarter Highlights Solid second quarter performance in net sales and profits; achieving adjusted EBITDA margin of 19.4%. Continued strong volume growth across most business units. Achieved organic growth of 4.7% including price increase of 2.0%. Price increases in all segments to recover all raw material costs, except Timber where high copper price has not been recovered. Significant improvement in Groupe Novasep as a result of restructuring. Significant improvement in Electronics as a result of favorable market conditions and restructuring. Continued improvement in productivity and cost control helps drive the above 19% adjusted EBITDA margin.

First Half Highlights Demand strong across most business segments. Achieved organic growth of 8.1% including price increase of 1.9%. Achieved adjusted EBITDA margin of 18.9% vs. 18.5% in the same period last year. Specialty Chemicals, Advanced Ceramics, Groupe Novasep and Electronics posted dramatically improved adjusted EBITDA compared to first half of Yr 2005 Restructuring efforts in Groupe Novasep and Electronics produced results. Significant increase in pricing of copper impacted Timber Treatment Chemicals results. All other raw materials cost increases were recovered through price increase. Continued improvement in productivity and cost control helped achieve the improved adjusted EBITDA margin of 18.9% vs. 18.5% in prior year.

Yr 2006 Second Quarter and First Half Results

Consolidated Results (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) ($ in Millions) Yr 2006 Yr 2005 % Change FX Adj % Change (b) Yr 2006 Yr 2005 % Change FX Adj% Change (b) 2nd Quarter 855.8 $ 817.4 $ 4.7% 4.8% 166.2 $ 160.5 $ 3.6% 3.7% Adj. EBITDA Margin 19.4% 19.6% -0.2 ppt First Half 1,668.4 $ 1,587.1 $ 5.1% 8.1% 314.9 $ 293.7 $ 7.2% 10.5% Adj. EBITDA Margin 18.9% 18.5% 0.4 ppt

Net Sales Growth 2nd Quarter ($M) Net Sales % Change Yr 2006 Qtr 2 $ 855.8 $ Yr 2005 Qtr 2 817.4 Change $ 38.4 $ 4.7% Due to (Approx.): Pricing 16.7 2.0% Currency (0.5) -0.1% Volume/Mix 22.2 2.7% First Half ($M) Net Sales % Change Yr 2006 1st Half 1,668.4 $ Yr 2005 1st Half 1,587.1 Change 81.3 $ 5.1% Due to (Approx.): Pricing 30.9 1.9% Currency (47.4) -3.0% Volume/Mix 97.8 6.2%

Results By Segment – Second Quarter (a) A reconciliation of Net Income before taxes to Adjusted EBITDA is provided. See Appendices. (b) Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) ($M) Q2 2006 Q2 2005 % Change FX Adj % Change (b) Q2 2006 Q2 2005 % Change FX Adj % Change (b) Specialty Chemicals 232.0 $ 219.7 $ 5.6% 5.7% 50.7 $ 49.4 $ 2.6% 2.4% Performance Additives 212.8 190.1 11.9% 12.1% 42.8 47.2 (9.3%) (8.7%) Titanium Dioxide Pigments 111.0 109.2 1.6% 1.8% 21.8 22.1 (1.4%) (0.9%) Advanced Ceramics 98.0 96.4 1.7% 1.5% 25.6 24.1 6.2% 5.8% Groupe Novasep 84.3 95.0 (11.3%) (11.2%) 19.8 12.8 54.7% 55.5% Specialty Compounds 66.1 62.1 6.4% 6.0% 8.6 7.4 16.2% 16.2% Electronics 51.6 44.9 14.9% 15.4% 9.7 7.0 38.6% 38.6% Corporate (12.8) (9.5) (34.7%) (35.8%) Total Rockwood 855.8 $ 817.4 $ 4.7% 4.8% 166.2 $ 160.5 $ 3.6% 3.7% Adj. EBITDA Margin 19.4% 19.6% -0.2 ppt

Results By Segment – First Half (a) A reconciliation of Net Income before taxes to Adjusted EBITDA is provided. See Appendices. (b) Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) ($M) YTD 2006 YTD 2005 % Change FX Adj % Change (b) YTD 2006 YTD 2005 % Change FX Adj % Change (c) Specialty Chemicals 460.1 $ 439.7 $ 4.6% 7.9% 102.1 $ 92.4 $ 10.5% 13.7% Performance Additives 395.3 349.6 13.1% 14.3% 76.1 81.4 (6.5%) (5.4%) Titanium Dioxide Pigments 219.2 213.7 2.6% 7.4% 42.7 43.0 (0.7%) 4.0% Advanced Ceramics 190.7 188.3 1.3% 5.1% 49.2 45.5 8.1% 12.5% Groupe Novasep 172.8 187.9 (8.0%) (3.5%) 35.7 23.0 55.2% 61.7% Specialty Compounds 129.3 120.2 7.6% 8.2% 15.9 14.7 8.2% 8.8% Electronics 101.0 87.7 15.2% 17.4% 18.3 12.8 43.0% 45.3% Corporate (25.1) (19.1) (31.4%) (33.0%) Total Rockwood 1,668.4 $ 1,587.1 $ 5.1% 8.1% 314.9 $ 293.7 $ 7.2% 10.5% Adj. EBITDA Margin 18.9% 18.5% 0.4 ppt

Specialty Chemicals Outstanding results in both Surface Treatment and Fine Chemicals businesses year to date. Surface Treatment favorably impacted by growth in all markets, particularly in aerospace, steel as well as general industrial applications. Fine Chemicals improved sales driven by strong pricing in lithium products, although 2nd quarter performance was negatively impacted by poor weather in Chile which resulted in lower production of Lithium salts. Fine Chemicals adjusted EBITDA in Q2 PY benefited from a receipt of $1.9M related to a customer contract termination. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($ in Millions) Yr 2006 Yr 2005 % Change % Change (b) Yr 2006 Yr 2005 % Change % Change (b) 2nd Quarter 232.0 219.7 5.6% 5.7% 50.7 49.4 2.6% 2.4% Adj. EBITDA Margin 21.9% 22.5% -0.6 ppt First Half 460.1 439.7 4.6% 7.9% 102.1 92.4 10.5% 13.7% Adj. EBITDA Margin 22.2% 21.0% 1.2 ppt

Performance Additives Net Sales increase driven by strong volume in Clay-based Additives, Water Treatment and price increase in Colored Pigments and Clay-based Additives: Higher sales to Oilfields, Coatings & Ink and Sud-Chemie acquisition benefited Clay-based Additives. Pool and Spa chemicals drove the improved results in Water Treatment. Color Pigments compensated for the negative impact of higher raw materials and energy costs through higher selling price. Timber Treatment has been adversely impacted by higher copper and MEA prices which contributed to the segment’s lowered Adjusted EBITDA. (a) A reconciliation of net income before taxes to Adjusted EBITDA is provided. See Appendices. (b) Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($ in Millions) Yr 2006 Yr 2005 % Change % Change (b) Yr 2006 Yr 2005 % Change % Change (b) 2nd Quarter 212.8 190.1 11.9% 12.1% 42.8 47.2 (9.3%) (8.7%) Adj. EBITDA Margin 20.1% 24.8% -4.7 ppt First Half 395.3 349.6 13.1% 14.3% 76.1 81.4 (6.5%) (5.4%) Adj. EBITDA Margin 19.3% 23.3% -4 ppt

Copper Price (COMEX Month-End) ($/lb) Yr 2003 Yr 2004 Yr 2005 Yr 2006 $1/lb change in copper price translates to about $20M of profit impact. $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr

Titanium Dioxide Pigments Higher net sales driven by strong price and volume in TiO2 as well as Zinc and Barium based products. Higher raw materials, particularly Zinc, and energy costs have negatively impacted Adjusted EBITDA. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($ in Millions) Yr 2006 Yr 2005 % Change % Change (b) Yr 2006 Yr 2005 % Change % Change (b) 2nd Quarter 111.0 109.2 1.6% 1.8% 21.8 22.1 (1.4%) (0.9%) Adj. EBITDA Margin 19.6% 20.2% -0.6 ppt First Half 219.2 213.7 2.6% 7.4% 42.7 43.0 (0.7%) 4.0% Adj. EBITDA Margin 19.5% 20.1% -0.6 ppt

Advanced Ceramics Net Sales growth driven by increased volume in Electronics and Mechanical applications. Profit improved due to higher volume and productivity improvement. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($ in Millions) Yr 2006 Yr 2005 % Change % Change (b) Yr 2006 Yr 2005 % Change % Change (b) 2nd Quarter 98.0 96.4 1.7% 1.5% 25.6 24.1 6.2% 5.8% Adj. EBITDA Margin 26.1% 25.0% 1.1 ppt First Half 190.7 188.3 1.3% 5.1% 49.2 45.5 8.1% 12.5% Adj. EBITDA Margin 25.8% 24.2% 1.6 ppt

Groupe Novasep Net Sales decreased due to the divestiture of Rohner AG (divested in March, 2006). Dramatically improved Adjusted EBITDA due to Rohner divestiture and restructuring efforts. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($ in Millions) Yr 2006 Yr 2005 % Change % Change (b) Yr 2006 Yr 2005 % Change % Change (b) 2nd Quarter 84.3 95.0 (11.3%) (11.2%) 19.8 12.8 54.7% 55.5% Adj. EBITDA Margin 23.5% 13.5% 10 ppt First Half 172.8 187.9 (8.0%) (3.5%) 35.7 23.0 55.2% 61.7% Adj. EBITDA Margin 20.7% 12.2% 8.5 ppt

Specialty Compounds (a) A reconciliation of Net income before taxes to Adjusted EBITDA is provided. See Appendices. (b) Excluding the impact of foreign exchange. See Appendices. Higher selling price and favorable product mix more than offset higher raw materials costs related to PVC resin and AOM. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($ in Millions) Yr 2006 Yr 2005 % Change % Change (b) Yr 2006 Yr 2005 % Change % Change (b) 2nd Quarter 66.1 62.1 6.4% 6.0% 8.6 7.4 16.2% 16.2% Adj. EBITDA Margin 13.0% 11.9% 1.1 ppt First Half 129.3 120.2 7.6% 8.2% 15.9 14.7 8.2% 8.8% Adj. EBITDA Margin 12.3% 12.2% 0.1 ppt

Electronics Strong growth in global semiconductor and printed circuit board industry drove the sharply improved Electronics segment results. Significant volume increases in Electronic Chemicals and Photomasks. Benefits of the restructuring in Wafer Reclaim continued to impact the bottom line. (a) A reconciliation of Net income before taxes to Adjusted EBITDA is provided. See Appendices. (b) Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($ in Millions) Yr 2006 Yr 2005 % Change % Change (b) Yr 2006 Yr 2005 % Change % Change (b) 2nd Quarter 51.6 44.9 14.9% 15.4% 9.7 7.0 38.6% 38.6% Adj. EBITDA Margin 18.8% 15.6% 3.2 ppt First Half 101.0 87.7 15.2% 17.4% 18.3 12.8 43.0% 45.3% Adj. EBITDA Margin 18.1% 14.6% 3.5 ppt

Results By Segment – First Half (a) A reconciliation of Net Income before taxes to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) ($M) YTD 2006 YTD 2005 % Change FX Adj % Change (b) YTD 2006 YTD 2005 % Change FX Adj % Change (c) Specialty Chemicals 460.1 $ 439.7 $ 4.6% 7.9% 102.1 $ 92.4 $ 10.5% 13.7% Performance Additives 395.3 349.6 13.1% 14.3% 76.1 81.4 (6.5%) (5.4%) Titanium Dioxide Pigments 219.2 213.7 2.6% 7.4% 42.7 43.0 (0.7%) 4.0% Advanced Ceramics 190.7 188.3 1.3% 5.1% 49.2 45.5 8.1% 12.5% Groupe Novasep 172.8 187.9 (8.0%) (3.5%) 35.7 23.0 55.2% 61.7% Specialty Compounds 129.3 120.2 7.6% 8.2% 15.9 14.7 8.2% 8.8% Electronics 101.0 87.7 15.2% 17.4% 18.3 12.8 43.0% 45.3% Corporate (25.1) (19.1) (31.4%) (33.0%) Total Rockwood 1,668.4 $ 1,587.1 $ 5.1% 8.1% 314.9 $ 293.7 $ 7.2% 10.5% Adj. EBITDA Margin 18.9% 18.5% 0.4 ppt

Financial Summary

Yr 2006 Second Quarter and First Half Summary (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Excluding the impact of foreign exchange. See Appendices. (c) For the second quarter, Yr 2006 based on share count of 75,111. Yr 2005 based on share count of 52,732. For the first half, Yr 2006 based on share count of 75,041; Yr 2005 based on share count of 52,657. 2nd Quarter First Half FX Adj. FX Adj. ($M) Yr 2006 Yr 2005 Change Change (b) Yr 2006 Yr 2005 Change Change (b) Sales 855.8 $ 817.4 $ 4.7% 4.8% 1,668.4 $ 1,587.1 $ 5.1% 8.1% Adjusted EBITDA (a) 166.2 160.5 3.6% 3.7% 314.9 293.7 7.2% 10.5% Net Income 37.1 88.6 NA NA 77.1 126.9 NA NA EPS (Diluted) (c) 0.49 1.68 NA NA 1.03 2.41 NA NA

Consolidated Reconciliation of Net Income to Adjusted EBITDA ($ in millions) Yr 2006 Yr 2005 Yr 2006 Yr 2005 Net income 37.1 $ 88.6 $ 77.1 $ 126.9 $Income tax provision 25.2 16.822.1 41.7 Minority interest 1.2 (0.9) 4.2 (1.7) Income before taxes and minority interest 63.5 104.5 103.4 166.9 Interest expense, net 47.8 64.9 86.9 122.2 Depreciation and amortization 57.0 52.0 109.1 105.2 Restructuring and related charges 1.0 3.4 2.2 6.3 CCA litigation defense costs 0.21.1 0.5 1.5 Systems/organization establishment expenses 2.2 0.7 4.1 1.9 Cancelled acquisition and disposal costs 0.3 0.4 0.9 0.6 Inventory write-up reversal 0.1 0.3 0.9 3.1 Gains related to asset sales (0.1) - (0.7) - Loss on sale of business - - 12.1 - Foreign exchange gain, net (5.5) (66.8) (2.9) (114.0) Other (0.3) - (1.6) - Total Adjusted EBITDA 166.2 $ 160.5 $ 314.9 $ 293.7 $ Three months ended June 30, Six months ended June 30,

Results By Segment – Second Quarter (a) A reconciliation of Net Income before taxes to Adjusted EBITDA is provided. See Appendices. (b) Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) ($M) Q2 2006 Q2 2005 % Change FX Adj % Change (b) Q2 2006 Q2 2005 % Change FX Adj % Change (b) Specialty Chemicals 232.0 $ 219.7 $ 5.6% 5.7% 50.7 $ 49.4 $ 2.6% 2.4% Performance Additives 212.8 190.1 11.9% 12.1% 42.8 47.2 (9.3%) (8.7%) Titanium Dioxide Pigments 111.0 109.2 1.6% 1.8% 21.8 22.1 (1.4%) (0.9%) Advanced Ceramics 98.0 96.4 1.7% 1.5% 25.6 24.1 6.2% 5.8% Groupe Novasep 84.3 95.0 (11.3%) (11.2%) 19.8 12.8 54.7% 55.5% Specialty Compounds 66.1 62.1 6.4% 6.0% 8.6 7.4 16.2% 16.2% Electronics 51.6 44.9 14.9% 15.4% 9.7 7.0 38.6% 38.6% Corporate (12.8) (9.5) (34.7%) (35.8%) Total Rockwood 855.8 $ 817.4 $ 4.7% 4.8% 166.2 $ 160.5 $ 3.6% 3.7% Adj. EBITDA Margin 19.4% 19.6% -0.2 ppt

Results By Segment – First Half (a) A reconciliation of Net Income before taxes to Adjusted EBITDA is provided. See Appendices. (b) Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) ($M) YTD 2006 YTD 2005 % Change FX Adj % Change (b) YTD 2006 YTD 2005 % Change FX Adj % Change (c) Specialty Chemicals 460.1 $ 439.7 $ 4.6% 7.9% 102.1 $ 92.4 $ 10.5% 13.7% Performance Additives 395.3 349.6 13.1% 14.3% 76.1 81.4 (6.5%) (5.4%) Titanium Dioxide Pigments 219.2 213.7 2.6% 7.4% 42.7 43.0 (0.7%) 4.0% Advanced Ceramics 190.7 188.3 1.3% 5.1% 49.2 45.5 8.1% 12.5% Groupe Novasep 172.8 187.9 (8.0%) (3.5%) 35.7 23.0 55.2% 61.7% Specialty Compounds 129.3 120.2 7.6% 8.2% 15.9 14.7 8.2% 8.8% Electronics 101.0 87.7 15.2% 17.4% 18.3 12.8 43.0% 45.3% Corporate (25.1) (19.1) (31.4%) (33.0%) Total Rockwood 1,668.4 $ 1,587.1 $ 5.1% 8.1% 314.9 $ 293.7 $ 7.2% 10.5% Adj. EBITDA Margin 18.9% 18.5% 0.4 ppt

Second Quarter Earnings Per Share ($M) Net Income EPS 5 Reported Net Income 37.1 0.49 Non-Recurring Items Restructuring 1 0.7 0.01 System Organization/Establishment Expenses 1.3 0.02 MTM Swaps (Gain)/Loss 2 (2.6) (0.03) FX (Gain)/Loss on Euro Debt 3 (3.7) (0.05) Other Miscellaneous One- Time Charges 4 0.0 0.00 Valuation Allowance 0.2 0.00 1 Costs associated with restructuring efforts in Specialty Chemicals and Performance Additives. 2 P&L impact due to the market-to-market valuation of the interest swaps. 3 Results from the impact of the euro/GBP change on our euro-denominated debt. 4 Includes CCA litigation cost, cancelled acquisition and disposal costs, gain on disposal of assets and others. 5 Based on 75,111 diluted shares based on the Treasury Stock Method. Yr 2006 Qtr 2

Interest Expense 1. Non-cash impact of mark-to-market valuation of interest rate hedge instruments. Changes primarily driven by variation in short-term interest rates. No estimate provided at this time. 2. Quarter 3 and Quarter 4 interest estimates based on 6/30/2006 ending balance sheet Euro/US$ rate of 1.28. $0.10 change in Euro/$US exchange rates translate to approximately $1.8M of impact each quarter. 3. Assuming interest rates remain unchanged for the remainder of the year, based on 84% fixed rate debt and 16% floating rate debt. 4. Quarter 3, 4 and full year estimates exclude the MTM of Swaps. ($M) Quarter 1 Actual Quarter 2 Actual First Half Actual Quarter 3 Estimate Quarter 4 Estimate Full Year Estimate MTM of Swaps (non-cash) 1 (10.9) (4.6) (15.5) NA NA NA Deferred Financing Cost (non-cash) 2 2.3 2.4 4.7 2.5 2.5 9.7 Cash Interest on Existing Debt 2,3 47.7 50.0 97.7 50.0 50.0 197.7 Total Interest Expense 4 39.1 47.8 86.9 52.5 52.5 207.4

Depreciation and Amortization 1. Quarter 3 and Quarter 4 depreciation and amortization estimate based on 6/30/2006 ending balance sheet Euro/US$ rate of 1.28. $0.10 change in Euro/$US exchange rates translate to approximately $3.3M of impact on total depreciation and amortization each quarter. ($M) Quarter 1 Actual Quarter 2 Actual First Half Actual Quarter 3 Estimate Quarter 4 Estimate Full Year Estimate Depreciation 1 39.1 40.9 80.0 41.7 43.2 164.9 Amortization 1 13.0 16.1 29.1 15.3 15.3 59.7 Total Depreciation and Amortization 52.1 57.0 109.1 57.0 58.5 224.6

Net Debt (a) A reconciliation of Net Income before taxes to Adjusted EBITDA is provided. See Appendices. Covenant ratio per senior credit agreement at Rockwood Specialties Group, Inc is 4.70x. (b) ($M) 12/31/2004 Leverage 12/31/2005 Leverage 6/30/2006 Leverage B/S FX 1.36 1.18 1.28 LTM Adj EBITDA (a) 539.9 $ 570.9 $ 592.1 $ Cash 111.3 0.21 x 102.2 0.18 x 36.6 0.06 x Revolver - 30.0 0.05 x 25.6 0.04 x Term Loans 1,803.3 3.34 x 1,708.9 3.00 x 1,736.0 2.93 x Assumed Debt 236.1 0.44 x 189.1 0.33 x 161.9 0.27 x Net Sr. Debt 1,928.1 $ 3.57 x 1,825.8 $ 3.20 x 1,886.9 $ 3.19 x PIK Notes/S. Disc. Notes 256.5 0.48 x - 0.00 x - 0.00 x Sr. Sub.Notes 2011 375.0 0.70 x 273.4 0.48 x 273.4 0.46 x Sr. Sub.Notes 2014 709.7 1.31 x 642.4 1.12 x 679.5 1.15 x Net Debt 3,269.3 $ 6.06 x 2,741.6 $ 4.80x 2,839.8 $ 4.8 x

Total Net Debt / LTM Adjusted EBITDA 4.0 4.5 5.0 5.5 6.0 6.5 7.0 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06

Free Cash Flow ($M) Yr 2006 1st Half Adjusted EBITDA 314.9 $ WC Change (a) (77.4) Cash Taxes (b) (26.8) Cash Interest (c) (97.7) Cash From Operating Activities (d) 113.0 CAPEX (e) (87.6) Free Cash Flow 25.4 Free Cash Flow per Diluted Share $0.34 Note: First Half free cash flow below average due to seasonality in working capital (a) Includes changes in accounts receivable -$49.0M, inventories -$15.1M, prepaid expenses +$6.9M, accounts payable -$24.5M, income tax payable +$19.7M, and accrued expenses -15.4M. All figures net of the effect of foreign currency translation and impact of acquisitions and divestitures. (b) Equals tax provision of $22.1M plus deferred income tax of $4.7M. (c) See p. 29 of this presentation. (d) The operating cash flow of $105.5M in the 10-Q includes $7.5M of one-time costs including: restructuring charges, CCA litigation costs, system/organization establishment costs, cancelled acquisition and disposal costs, bad debt provision and other. (e) CAPEX net of proceeds on sale of property, plant and equipment.

Appendices

Consolidated Reconciliation of Net Income to Adjusted EBITDA ($ in millions) Yr 2006 Yr 2005 Yr 2006 Yr 2005 Net income 37.1 $ 88.6 $ 77.1 $ 126.9 $Income tax provision 25.2 16.8 22.1 41.7 Minority interest 1.2 (0.9) 4.2 (1.7) Income before taxes and minority interest 63.5 104.5 103.4 166.9 Interest expense, net (a) 47.8 64.9 86.9 122.2 Depreciation and amortization 57.0 52.0 109.1 105.2 Restructuring and related charges (b) 1.0 3.4 2.2 6.3 CCA litigation defense costs 0.2 1.1 0.5 1.5 Systems/organization establishment expenses 2.2 0.7 4.1 1.9 Cancelled acquisition and disposal costs 0.3 0.4 0.9 0.6 Inventory write-up reversal 0.1 0.3 0.9 3.1 Gains related to asset sales (0.1) - (0.7) - Loss on sale of business - - 12.1 - Foreign exchange gain, net (5.5) (66.8) (2.9) (114.0) Other (0.3) - (1.6) - Total Adjusted EBITDA 166.2 $ 160.5 $ 314.9 $ 293.7 $ Three months ended June 30, Six months ended June 30,

Q2 Reconciliation of Pre-Tax Income to Adjusted EBITDA by Segment

($ in millions)	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Groupe Novasep	Specialty Compounds	Electronics	Corporate	Consolidated
Three months ended June 30, 2006									
Income (loss) before taxes and minority interest	$ 25.1	$ 25.8	$ 5.3	$ 8.8	$ 8.9	$ 6.3	$ 5.3	$ (22.0)	$ 63.5
Interest expense, net(a)	13.2	3.6	7.2	8.1	3.8	-	-	11.9	47.8
Depreciation and amortization	11.7	12.2	9.3	8.2	7.7	2.3	4.4	1.2	57.0
Restructuring and related charges	0.3	0.6	-	-	-	-	0.1	-	1.0
CCA litigation defense costs	-	0.2	-	-	-	-	-	-	0.2
Systems/organization establishment expenses	0.1	0.4	-	0.3	-	-	-	1.4	2.2
Cancelled acquisition and disposal costs	0.3	-	-	-	-	-	-	-	0.3
Inventory write-up reversal	-	-	-	0.1	-	-	-	-	0.1
Losses (gains) related to asset sales	-	-	-	0.1	(0.2)	-	-	-	(0.1)
Foreign exchange loss (gain), net	0.3	-	-	-	(0.4)	-	(0.1)	(5.3)	(5.5)
Other	(0.3)	-	-	-	-	-	-	-	(0.3)
Total Adjusted EBITDA	$ 50.7	$ 42.8	$ 21.8	$ 25.6	$ 19.8	$ 8.6	$ 9.7	$ (12.8)	$ 166.2
Three months ended June 30, 2005									
Income (loss) before taxes and minority interest	$ 27.0	$ 29.9	$ 4.8	$ 8.0	$ (0.4)	$ 5.9	$ 0.7	$ 28.6	$ 104.5
Interest expense, net(a)	9.7	7.1	7.8	8.7	3.3	-	1.2	27.1	64.9
Depreciation and amortization	12.3	8.2	9.5	7.3	9.1	1.5	3.2	0.9	52.0
Restructuring and related charges(b)	0.6	0.8	-	-	-	-	2.0	-	3.4
CCA litigation defense costs	-	1.0	-	-	-	-	-	0.1	1.1
Systems/organization establishment expenses	-	-	-	-	-	-	-	0.7	0.7
Cancelled acquisition and disposal costs	-	0.2	-	-	-	-	-	0.2	0.4
Inventory write-up reversal	-	-	-	-	0.5	-	-	-	0.5
Foreign exchange (gain) loss, net	(0.3)	0.1	-	0.1	0.3	-	(0.1)	(66.9)	(66.8)
Other	0.1	(0.1)	-	-	0.2	-	-	(0.2)	-
Total Adjusted EBITDA	$ 49.4	$ 47.2	$ 22.1	$ 24.1	$ 12.8	$ 7.4	$ 7.0	$ (9.5)	$ 160.5

ROCKWOOD HOLDINGS, INC.

8/12/2006

36

YTD Reconciliation of Pre-Tax Income to Adjusted EBITDA by Segment Titanium Specialty Performance Dioxide Advanced Groupe Specialty Chemicals Additives Pigments Ceramics Novasep Compounds Six months ended June 30, 2006 Income (loss) before taxes and minority interest 55.2 $ 45.8 $ 11.8 $ 16.4 $ 1.4 $ 11.7 $ 7.7 $ (46.6) $ 103.4 $ Interest expense, net (a) 22.4 7.6 14.215.57.1 (0.1) 0.8 19.486.9 Depreciation and amortization 23.1 20.3 18.316.416.14.3 8.6 2.0 109.1 Restructuring and related charges 0.5 0.8 - - - - 0.9 - 2.2 CCA litigation defense costs - 0.5 - - - - - - 0.5 Systems/organization establishment expenses 0.1 0.4 - 0.3 - - - 3.3 4.1 Cancelled acquisition and disposal costs 0.9 - - - - - - - 0.9 Inventory write-up reversal - 0.8 - 0.1 - - - - 0.9 (Gains) losses related to asset sales - (0.1) - 0.1 (0.3)- - (0.4) (0.7) Loss on sale of business - - - - 12.1- - - 12.1 Foreign exchange loss (gain), net 0.2 0.1 - - (0.7)- 0.3 (2.8) (2.9) Other (0.3) (0.1) (1.6) 0.4 - - - - (1.6) Total Adjusted EBITDA 102.1 $ 76.1 $ 42.7 $ 49.2 $ 35.7 $ 15.9 $ 18.3 $ (25.1) $ 314.9 $ Six months ended June 30, 2005 Income (loss) before taxes and minority interest 44.0 $ 47.1 $ 8.0 $ 12.5 $ (6.2) $ 11.9 $ 1.5 $ 48.1 $ 166.9 $ Interest expense, net (a) 21.8 13.7 16.318.17.8 (0.1) 2.5 42.1122.2 Depreciation and amortization 24.0 16.7 18.714.818.02.9 8.3 1.8 105.2 Restructuring and related charges (b) 1.1 3.2 - - - - 2.0 - 6.3 CCA litigation defense costs - 1.3 - - - - - 0.2 1.5 Systems/organization establishment expenses - - - - - - - 1.9 1.9 Cancelled acquisition and disposal costs - 0.2 - - - - - 0.4 0.6 Inventory write-up reversal - - - - 3.1 - - - 3.1 Foreign exchange loss (gain), net 1.5 (0.8) - 0.1 0.3 - (1.5) (113.6) (114.0) Total Adjusted EBITDA 92.4 $ 81.4 $ 43.0 $ 45.5 $ 23.0 $ 14.7 $ 12.8 $ (19.1) $ 293.7 $ ($ in millions) Electronics Corporate Consolidated

Consolidated Reconciliation of Net Cash to Adj. EBITDA ($ in millions) Yr 2006 Yr 2005 Net cash provided by operating activities 105.5 $ 78.5 $ Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions 77.4 80.2 Current portion of income tax provision 26.8 20.6 Interest expense, net, excluding amortization of deferred financing costs and unrealized losses/gains on derivatives 97.7 105.4 Restructuring and related charges 2.2 5.8 CCA litigation defense costs 0.5 1.5 Systems/organization establishment expenses 4.1 1.9 Cancelled acquisition and disposal costs 0.9 0.6 Bad debt provision (0.2) (0.8) Other - - Total Adjusted EBITDA 314.9 $ 293.7 $ Six months ended June 30,

FX impact on Results FX FX Total Effect Organic Total Effect Organic Net sales: Specialty Chemicals 12.3 $ 5.6% (0.2) $ 12.5 $ 20.4 $ 4.6% (14.2) $ 34.6 $ Performance Additives 22.7 11.9 (0.3) 23.0 45.7 13.1 (4.4) 50.1 Titanium Dioxide Pigments 1.8 1.6 (0.2) 2.0 5.5 2.6 (10.4) 15.9 Advanced Ceramics 1.6 1.7 0.2 1.4 2.4 1.3 (7.2) 9.6 Groupe Novasep (10.7) (11.3) (0.1) (10.6) (15.1) (8.0) (8.5) (6.6) Specialty Compounds 4.0 6.4 0.3 3.7 9.1 7.6 (0.7) 9.8 Electronics 6.7 14.9 (0.2) 6.9 13.3 15.2 (2.0) 15.3 Total net sales 38.4 4.7 (0.5) 38.9 81.3 5.1 (47.4) 128.7 Adjusted EBITDA: Specialty Chemicals 1.3 $ 2.6% 0.1 $ 1.2 $ 9.7 10.5% (3.0) $ 12.7 $ Performance Additives (4.4) (9.3) (0.3) (4.1) (5.3) (6.5) (0.9) (4.4) Titanium Dioxide Pigments (0.3) (1.4) (0.1) (0.2) (0.3) (0.7) (2.0) 1.7 Advanced Ceramics 1.5 6.2 0.1 1.4 3.7 8.1 (2.0) 5.7 Groupe Novasep 7.0 54.7 (0.1) 7.1 12.7 55.2 (1.5) 14.2 Specialty Compounds 1.2 16.2 - 1.2 1.2 8.2 (0.1) 1.3 Electronics 2.7 38.6 - 2.7 5.5 43.0 (0.3) 5.8 Corporate costs and eliminations (3.3) (34.7) 0.1 (3.4) (6.0) (31.4) 0.3 (6.3) Total Adjusted EBITDA 5.7 $ 3.6% (0.2) $ 5.9 $ 21.2 $ 7.2% (9.5) $ 30.7 $ ($ in millions) % Change Change: Six months ended June 30, 2006 versus 2005 % Change Change: Three months ended June 30, 2006 versus 2005